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                                                              EXHIBIT (10)(h)(2)


         The Company has Change in Control Agreements in essentially the form incorporated by reference in Exhibit 10(h)(1) with various of its officers, including the following executive officers:


                               Executive Officers


John W. Carney                          Vice President, Human Resource/Strategic
                                        Planning

William E. Chandler                     Senior Vice President, Finance (Chief
                                        Financial Officer) and Secretary

Spencer W. O'Meara                      Executive Vice President and General
                                        Manager

W. Ernest Precious                      Executive Vice President and General
                                        Manager

Eugene A. Stiefel                       Vice President, Information Services